UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005 (August 3, 2005)
Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No)

1099 18th Street, Suite 2300
Denver, Colorado	80202
(Address of principal	(Zip Code)
executive offices)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 2.02. Results of Operations and Financial Condition
     On August 3, 2005, the Company issued a press release containing financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 7.01. Regulation FD Disclosure.
     On August 3, 2005, the Company issued a press release containing financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     Also on August 3, 2005, the Company issued a press release concerning the exercise of registration rights by certain of its existing stockholders. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated August 3, 2005 containing financial results

99.2	Press Release, dated August 3, 2005 concerning the exercise of registration rights

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2005	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron

Francis B. Barron
Senior Vice President—General Counsel; and
Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 3, 2005 containing financial results

99.2	Press Release, dated August 3, 2005 concerning the exercise of registration rights